Item 1: Report to Shareholders

Small-Cap Stock Fund	June 30, 2006

The views and opinions in this report were current as of June 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Volatility! So far, 2006 has been a true roller-coaster ride for small-cap investors. Just when everyone had given small-caps up for dead, the Russell 2000 Index staged a dramatic January rally, increasing nearly 9% for the month. By its peak in May, the Russell 2000 had risen more than 16%, far outstripping the large-cap S&P 500 Stock Index. The second quarter, however, wasn’t to prove as kind. As investors struggled to interpret the nuances of new Federal Reserve Chairman Ben Bernanke’s every phrase, the market was hit with a bout of profit taking that drove the Russell 2000 down sharply from its highs. A late-quarter rally mitigated some of the damage.

Your fund gained 5.76% during the first half of 2006, trailing the unmanaged Russell 2000 Index and its Lipper peer group for the six months, as shown in the table. Returns for the S&P 500 Stock Index are shown for purposes of comparison with the large-cap universe. (Returns for Advisor Class shares were slightly lower, reflecting their higher expenses.) As is usually the case in a sharp runup, our less-volatile blend of growth and value tended to underperform in the first quarter. The fund picked up a bit of ground as the market returns turned negative in the second quarter. While we are disappointed that the portfolio lagged its benchmarks during the first half, we are pleased with the performance over the trailing 12-month period, as we outpaced both indices.

We remain firm in our belief that small-cap stocks’ long period of outperformance relative to large-caps peaked during 2005. Volatility such as we’ve seen so far in 2006 is typical at market inflection points. In our view, the market is likely transitioning from small- to large-cap leadership. Small-cap value regained the leadership over growth in the first half, but we also expect a transition from value stocks to growth issues as the economic cycle matures and cyclical growth begins to slow. Earlier in 2006, the small-cap market reached valuation levels not seen since 1983. To us, all signs point to a transition. More on this in our Outlook section.

INVESTMENT REVIEW

The materials, energy, and industrials and business services sectors posted the strongest returns in the index during the first half, rising 21.0%, 16.5%, and 15.2%, respectively. Rising commodity prices and robust industrial demand drove the increased investor enthusiasm. Conversely, investors were apathetic toward health care shares, which were essentially flat. Consumer discretionary shares rose a mere 2.2% as investors fretted that rising interest rates and energy prices would slow consumer spending. Sector weightings were essentially neutral for the fund during the first half, as our overweighting in energy and machinery largely offset a negative drag from our underweighting in materials and real estate investment trusts.

Stock selection was negative for our portfolio in industrials and business services, information technology, materials, and financials. In industrials and business services, longtime successful holding UTi Worldwide, the freight forwarding and logistics firm, fell on disappointing first-quarter earnings. The company is investing to upgrade its technology systems and is opportunistically spending on its sales force to drive future growth, but these initiatives dampened returns. Another industrial holding, Actuant, declined as well. The company met earnings expectations but gave disappointing forward guidance, in part due to expected weakness in its heavy-duty truck component business. Actuant had experienced significant buying in advance of new emission standards being phased in. We think these disruptions are explainable and short-lived. Finally, Herman Miller lost ground as it said record numbers of new product introductions and rising raw materials prices would pressure operating margins. (Please see the portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

In the information technology sector, services firm Maximus fell sharply after it said it would report a $40 million to $50 million pretax loss on its underperforming Texas Health and Human Services contract. Hyperion Solutions declined as investors worried that its new software upgrade might not be robust enough to drive significant user uptake.

Iron Mountain reported the best sales growth in four years but also noted investment spending in its sales force could dampen near-term results, which led to a decline. Semiconductor firm Semtech was one of many tech companies announcing an internal investigation on the possible backdating of executive stock options. The shares fell sharply, and we are monitoring the situation closely.

Our biggest problem in the materials sector was an error of omission. We largely eliminated our commodity steel and metals positions last year after a strong run, but the sector surged in the first quarter, causing us to fall behind. Our holdings in Minerals Technologies fell as record energy and raw material costs, plus increased marketing and administrative expenses, hurt returns. Ferro continued to suffer as the firm moves to complete its financial restatements from 2004’s accounting issues. Finally, weak auto sales hurt Material Sciences’ revenues in its quiet (vibration-damped) steel segment.

In financials, several of our more conservative banks declined slightly as investors sought faster growth. WestAmerica said it was difficult to find loan growth at acceptable prices in the current competitive market. Shares of Chittenden languished during the first half as the bank’s 3% to 4% loan growth failed to excite the market. And Citizens Banking announced a dilutive acquisition of Republic Bancorp.

Our top-performing holdings during the half year included FMC Technologies, Plexus, RSA Security, A.O. Smith, and Piper Jaffray. FMC advanced on strong results driven by strength in its subsea energy services business. The company’s first quarter was strong, and both margins and backlog are rising. Technology company Plexus has reported a string of better-than-expected quarters driven by strong revenue growth and expanding operating margins. Plexus has been well served by its strength in nontraditional electronic manufacturing services markets such as medical, industrial, and aerospace and defense. RSA Security agreed to be acquired by EMC at a 40% premium to its share price. A.O. Smith surged as investors cheered the firm’s acquisition of Canadian company GSW. GSW is a manufacturer of residential water heaters, which should fit hand in glove with A.O. Smith’s existing business and should prove to be significantly accretive. Piper Jaffray rose after it agreed to sell its retail brokerage business to UBS.

Among our leading detractors, Neurocrine Biosciences received a “not approvable” letter for a larger, extended-release dosage of insomnia drug Indiplon, prompting partner Pfizer to drop the program, and the shares declined sharply. Sunrise Senior Living dipped on news the firm is reviewing its accounting for several of its assisted-living facility partnerships. The firm does not expect any restatement to be material. Apparel manufacturer Warnaco fell on poor first-quarter earnings. Excess costs and production problems in its swimwear business during an SAP software system integration, along with a seasonal shift in some of its wholesale club business, hurt the shares. Another casualty, Cheesecake Factory, felt the effects of the challenging consumer environment. Same-store sales were below expectations in the first quarter, and investors worried that rising energy prices would continue to keep customers away. Finally, Bill Barrett suffered as Wall Street sold off the oil and gas exploration and production industry. Companies leveraged to natural gas like Bill Barrett were especially punished.

PORTFOLIO STRATEGY

On the Buy Side
For the past year we have found more value in the health care segment. Indeed, during the last 12 months, the segment was our leading area of new purchases. Health care has been somewhat out of favor with investors as the market has fully embraced cyclical earnings stories like metals and mining shares. However, we think the potential for growth in health care far outweighs those cyclical opportunities, particularly at this point in the cycle. As the baby boom generation ages, we expect increased demand for health care services. In particular, we shouldn’t underestimate the role vanity will play as this generation seeks to put off the inevitable effects of time.

With this in mind, one of our top purchases was Medicis Pharmaceuticals. Medicis is a leading dermatology drug franchise with a particular focus on aesthetics. Medicis is a savvy marketer of aesthetics products, and we believe it is poised to gain significant growth as it markets its two products, Restylane, a dermal filler, and Reloxin, a Botox-type product. The two combine to deliver a non-surgical face-lift—what baby boomer could resist? Medicis’ shares have been hit as the firm gears up to market the drugs simultaneously with a competitive launch of similar products by Allergan. While Medicis will face competition, we think Medicis’ savvy management will find a way to succeed, and we are using this period of uncertainty to build our position. We also added to our position in Amerigroup, the largest standalone publicly traded Medicaid managed-care company. Amerigroup enjoys leading market share, a strong balance sheet, and compelling long-term growth prospects. We think it should realize significant earnings improvement as it addresses recent execution challenges—which gave us an attractive entry point last January—and continues its strong organic growth.

Our second-largest area of investment over the past year has been the financial sector. Among our larger purchases in the most recent quarter was Placer Sierra Bancshares, which operates in a high-growth footprint in California. It has a low-cost deposit base and excellent credit quality. Despite the strong fundamentals and above-average growth prospects, our analysis shows that it trades at a discount to the banking group on a forward price/earnings basis. We also initiated a position in Frontier Financial. Many are cautious on Frontier because of its high concentration in construction loans. However, the bank is getting paid for the additional risk by earning a high net interest margin and a return on assets of more than 2%—most banks earn closer to 1%. Frontier maintains high capital levels and conservative loan-loss reserves. We believe the bank is well positioned in northwest Washington state and will continue to thrive.

We are always on the lookout for well-positioned and attractively priced industrial firms such as Teledyne Technologies, our largest purchase during the second quarter. The company is positioned to grow sales organically through continued strong demand for defense electronics, environmental instrumentation, and aerospace avionics. In addition to attractive topline growth, further margin expansion in its electronics and communications segments, as well as improvement in the underachieving aerospace business, we think Teledyne should provide earnings growth of 15% to 18% annually over the next three years. Another large recent purchase was NuCo2, a distributor of bulk carbon dioxide to restaurants. By converting from individual cylinders to bulk carbon dioxide, the restaurant cuts labor involved with replacing gas cylinders at the soda fountain and ensures fountain drink quality. NuCo2 is by far the leader in this niche service business with over 100,000 customers. With complete geographic coverage, the company can service national chains and franchise restaurants. As there are over 400,000 unconverted cylinder customers, NuCo2 can grow by adding volume and building customer density, thus increasing profitability. Given these attractive growth prospects and cash flow, and an experienced and quality management team, the company appears to be undervalued in the current market.

Another major purchase was CNET Networks, which operates Gamespot.com and cnet.com and is one of the largest independent operators of content-oriented Web sites. We bought CNET on what we see as the market’s overreaction to modestly disappointing guidance. We view CNET as a core small-cap holding, given strong secular growth in online media and its strong management and financial model. We think this is a quality franchise that should continue to build value over time.

We continue to scout the technology sector for interesting investment opportunities. Conexant Systems designs, develops, and sells semiconductor system solutions in broadband communications and the distribution of audio, video, and voice. We view Conexant as a high-P/E, high-beta play on set-top boxes and broadband access. Several powerful product cycles have the potential to drive sales, including design wins in next-generation set-top boxes for satellite customers and wireless chips in handsets. The company is also a leading chip vendor, selling to telecom providers as they build out fiber to the home. We also reestablished a position in Websense after the stock sold off on weaker-than-expected first-quarter results. Websense has a leading and differentiated position in content filtering, a nicely growing area of security software. It has a solid business model with 25 million users covered by one- to three-year subscriptions. This drives a solid cash flow stream that we find attractive.

On the Sell Side
We have held significant positions in the energy sector over the past several years that have greatly aided our performance. Unfortunately, we had to reduce our holdings in some of our favorite names after significant appreciation of both share price and market capitalization. Several years ago when we eliminated our longtime holding of audio firm Harman International for market-cap reasons, we added the energy services firm Grant Prideco with a portion of the proceeds. Grant Prideco is run by a management team long known to T. Rowe Price, headed by Mike McShane. We believed that McShane could introduce the discipline needed to allow Grant Prideco to succeed. Our faith was well placed, and after strong appreciation over the last few years, Grant Prideco has grown to a larger-than-desired percentage of the portfolio, and it seemed wise to harvest a portion of the gains on this stock. While the drill-pipe industry, Grant Prideco’s core business, doesn’t seem poised for collapse anytime soon, it remains a highly cyclical industry, and thus caution is warranted.

Sometimes patience is required to fully reap the gains on an investment, and this was clearly the case with Plexus, mentioned earlier as one of our top contributors. Our sale was motivated by a fourfold increase in the stock from depressed levels as the company reported a string of significant revenue and earnings improvements. With the stock trading at an expensive valuation and margins appearing as if they could be peaking, we felt it best to reduce our position. We also cut our holdings in Cymer, a semiconductor equipment supplier with excellent products and dominant market share. We purchased the stock when the market was overly negative on temporary operational issues. Recently, we trimmed our holdings as the stock appreciated to close the gap between the share price and intrinsic value.

Our analysts scour our holdings’ financial filings on a routine basis. Sometimes subtle changes in a firm’s public disclosure can raise a caution flag. In the case of Columbia Sportswear, the firm chose not to disclose a year-end backlog in its December 10-K filing with the SEC. Being naturally skeptical, we feared this could presage a dip in Columbia’s business, and we eliminated the stock. Columbia did report a disappointing outlook, and the company continues to struggle as its apparel is losing floor space to private-label brands, the footwear business is struggling to get off the ground, and its outerwear is facing increased competition from North Face.

We have also begun to reduce our position in Performance Food Group. We applaud management’s decision last year to sell its fresh vegetable processing business. The return to its distribution roots gives Performance the chance to focus on and improve its operating results. While this long-awaited improvement in operating margins may yet arrive, we believe the bulk of this potential improvement may already be priced into the stock. With a recent valuation of 20 times next year’s earnings, the shares look fully valued in a sector where Sysco, the market leader, trades at 19 times earnings.

We purchased American Medical Systems because of its dominant urology franchise, which has high margins at a reasonable valuation. It had been spun out of Pfizer and was one of the largest and most profitable urology pure-plays in the small-cap market. We believed the firm could grow at a 20% clip on both the top and bottom lines over the next several years. However, we were disheartened to see the firm make what we believe will be a dilutive acquisition of Laserscope. The firm paid a huge premium for what looks to be a bet on a new product at Laserscope. We eliminated the shares and will watch and wait.

OUTLOOK

An old adage says that the market will act in a manner that makes fools out of the greatest number of participants. Our belief that large-caps would outperform small-caps in 2006 put us squarely in the consensus at year-end. The first four months of this year, and January especially, tested our resolve, but we still believe that this small-cap up-cycle ended sometime in 2005. Small-caps reached trough levels in March 1999. If this cycle is indeed still ongoing, it would be the longest cycle since the nearly 10-year megacycle that ended in 1983.

Valuations are a concern. Our T. Rowe Price New Horizons Fund reached a new record-high relative valuation level in the first quarter of 2006. (The New Horizon Fund’s relative P/E ratio is widely used as a measure of small-cap valuations.) This number was the highest we’d seen in over 20 years, and the asset class continued to outperform. Earnings strength in the small-cap arena is not materially outperforming large-cap earnings growth and by some measures looks to have turned negative in 2005. Risk appears to once again be on investors’ minds as more aggressive asset classes like small-caps and emerging markets stumbled in the second quarter. Indeed, in recent months market volatility has picked up—a trend that often precedes a market transition. To us it appears time for small-caps to relinquish market leadership to large-caps.

That said, we don’t see the small-cap market on the verge of a significant downdraft. Absent the onset of an equity bear market, we believe the sector will perform well on an absolute basis but will likely lag the returns of larger-cap shares. We would again counsel conservative investors to consider underweighting the asset class. While we can’t pick the exact inflection point, we believe investors will be rewarded in larger-cap shares within 18 to 24 months.

When the small-cap market cycle definitively turns negative and when money leaves our asset class, we believe that active managers will be rewarded with superior returns and less volatility than the unmanaged indices. Index investment products, whose cash inflows helped drive strong Russell 2000 performance in 2003 and in the first quarter of 2006, are likely to experience significant outflows with a corresponding negative impact on the performance of the unmanaged index. We continue to believe that our blend of growth and value will outperform the Russell 2000 Index over the full cycle with lower volatility. Thank you for your continued support.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

July 18, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price/book value ratio: A valuation measure calculated by dividing the price of a stock by a company’s book value per share. Book value is the net worth, or liquidating value, of a business and is calculated by subtracting all liabilities, including debt and preferred stocks, from total assets, and dividing by the number of shares of common stock outstanding.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected (forward) earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Price/sales ratio: A valuation measure calculated by dividing the price of a stock by its current or projected (forward) sales (or revenues) per share.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity, ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 2000 Growth Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total-return basis.

Russell 2000 Value Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P SmallCap 600 Stock Index: An unmanaged index that tracks the stocks of 600 small-cap U.S. stocks.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/06**	Year Ended 12/31/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE						
Beginning of period	$ 32.81	$ 31.82	$ 27.98	$ 21.50	$ 25.34	$ 23.87
Investment activities						
Net investment income (loss)	–	(0.03)	(0.05)	(0.02)	0.01	0.10
Net realized and unrealized gain (loss)	1.89	2.75	5.28	6.96	(3.61)	1.52
Total from investment activities	1.89	2.72	5.23	6.94	(3.60)	1.62
Distributions						
Net investment income	–	–	–	–	(0.01)	(0.10)
Net realized gain	–	(1.73)	(1.39)	(0.46)	(0.23)	(0.05)
Total distributions	–	(1.73)	(1.39)	(0.46)	(0.24)	(0.15)
NET ASSET VALUE						
End of period	**$ 34.70**	**$ 32.81**	**$ 31.82**	**$ 27.98**	**$ 21.50**	**$ 25.34**

Ratios/Supplemental Data

Total return^	**5.76%**	**8.44%**	**18.77%**	**32.35%**	**(14.21)%**	**6.81%**
Ratio of total expenses to average net assets	0.91%†	0.92%	0.94%	0.96%	0.96%	0.98%
Ratio of net investment income (loss) to average net assets	0.01%†	(0.11)%	(0.17)%	(0.10)%	0.04%	0.45%
Portfolio turnover rate	23.1%†	20.4%	18.3%	16.3%	15.3%	16.5%
Net assets, end of period (in millions)	$ 7,084	$ 6,895	$ 6,364	$ 4,864	$ 3,298	$ 3,158

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/06**	Year Ended 12/31/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE						
Beginning of period	$ 36.73	$ 35.50	$ 29.27	$ 21.86	$ 22.64	$ 19.14
Investment activities						
Net investment income	0.08	0.12	0.12	0.10	0.14	0.10
Net realized and unrealized gain (loss)	3.63	2.96	7.31	7.81	(0.60)	4.05
Total from investment activities	3.71	3.08	7.43	7.91	(0.46)	4.15
Distributions						
Net investment income	–	(0.09)	(0.12)	(0.09)	(0.14)	(0.17)
Net realized gain	–	(1.76)	(1.08)	(0.41)	(0.18)	(0.48)
Total distributions	–	(1.85)	(1.20)	(0.50)	(0.32)	(0.65)
NET ASSET VALUE						
End of period	**$ 40.44**	**$ 36.73**	**$ 35.50**	**$ 29.27**	**$ 21.86**	**$ 22.64**

Ratios/Supplemental Data

	6 Months Ended 6/30/06**	Year Ended 12/31/05**	12/31/04	12/31/03	12/31/02	12/31/01
Total return^	10.10%	8.56%	24.45%	36.24%	(2.02)%	21.84%
Ratio of total expenses to average net assets	1.02%†	1.03%	1.03%	1.04%	1.06%	1.05%
Ratio of net investment income to average net assets	0.40%†	0.32%	0.36%	0.34%	0.64%	0.86%
Portfolio turnover rate	9.4%†	11.9%	8.5%	10.3%	12.2%	16.8%
Net assets, end of period (in thousands)	$ 741,390	$ 608,608	$ 612,195	$ 307,484	$ 159,030	$ 25,296

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 93.4%		
CONSUMER DISCRETIONARY 12.4%		
Auto Components 0.4%		
Strattec Security (1)(2)	190,600	9,494
TRW (2)	710,600	19,385
		28,879
Automobiles 0.0%		
Winnebago	40,000	1,242
		1,242
Distributors 0.3%		
Keystone Automotive (2)	620,300	26,189
		26,189
Diversified Consumer Services 1.1%		
Corinthian Colleges (2)	2,200,000	31,592
Matthews International, Class A	1,444,600	49,795
		81,387
Hotels, Restaurants & Leisure 3.0%		
Applebee's	1,057,512	20,325
BJ's Restaurants (2)	756,300	16,896
CEC Entertainment (2)	464,000	14,904
Panera Bread, Class A (2)	550,000	36,982
PF Chang's China Bistro (2)	420,000	15,968
Red Robin Gourmet Burgers (1)(2)	827,500	35,219
Ruby Tuesday	400,800	9,784
Sonic (2)	1,976,625	41,094
Texas Roadhouse, Class A (2)	170,000	2,298
The Cheesecake Factory (2)	1,296,000	34,927
		228,397
Household Durables 0.5%		
Jarden (2)	1,305,000	39,737
		39,737

Internet & Catalog Retail 0.2%		
priceline.com (2)	570,000	17,020
		17,020
Leisure Equipment & Products 1.1%		
Brunswick	830,200	27,604
MarineMax (2)	722,000	18,938
Polaris Industries	80,000	3,464
Pool	775,537	33,837
		83,843
Media 0.8%		
Emmis Communications (2)	644,300	10,077
Entercom Communications	458,500	11,994
Scholastic (2)	1,353,800	35,158
Young Broadcasting (2)	430,700	1,353
		58,582
Multiline Retail 0.2%		
Big Lots (2)	795,000	13,578
		13,578
Specialty Retail 4.2%		
AC Moore Arts & Crafts (2)	313,800	5,118
AnnTaylor Stores (2)	2,162,500	93,809
Borders Group	300,000	5,538
Christopher & Banks	923,950	26,795
Cost Plus (2)	950,000	13,927
DSW, Class A (2)	500,000	18,210
Hibbett Sporting Goods (2)	650,000	15,535
Hot Topic (2)	1,695,000	19,509
J. Crew (2)	172,500	4,735
Monro Muffler Brake (1)	825,000	26,862
Pantry (2)	585,000	33,661
Petco (2)	1,500,000	30,645
Select Comfort (2)	375,000	8,614

The Finish Line, Class A	450,000	5,323
Zumiez (2)	486,600	18,282
		326,563
Textiles, Apparel, & Luxury Goods 0.6%		
Culp (2)	209,900	1,027
Under Armour (2)	283,162	12,068
Warnaco Group (2)	1,800,000	33,624
		46,719
Total Consumer Discretionary		952,136
CONSUMER STAPLES 1.1%		
Food & Staples Retailing 0.9%		
Casey's General Stores	1,698,000	42,467
Performance Food Group (2)	221,700	6,735
Wild Oats Markets (2)	881,900	17,285
		66,487
Food Products 0.1%		
ADM Cranberry (2)(3)	164	55
Makepeace (2)	164	1,492
Seneca Foods, Class A (2)	187,600	4,373
Seneca Foods, Class B (2)	72,000	1,691
		7,611
Personal Products 0.1%		
Chattem (2)	243,000	7,380
		7,380
Total Consumer Staples		81,478
ENERGY 7.5%		
Energy Equipment & Services 5.3%		
FMC Technologies (2)	1,749,900	118,048
Grant Prideco (2)	1,840,000	82,340

Hanover Compressor (2)	1,625,000	30,517
Hydril (2)	373,300	29,312
Input/Output (2)	1,400,000	13,230
Key Energy Services (2)	250,600	3,822
Lone Star Technologies (2)	405,700	21,916
Seacor Holdings (2)	899,500	73,849
Superior Well Services (2)	37,430	932
Union Drilling (2)	500,000	7,430
W-H Energy Services (2)	473,900	24,088
		405,484
Oil, Gas & Consumable Fuels 2.2%		
Bill Barrett (2)	1,363,000	40,359
Forest Oil (2)	1,575,100	52,230
Foundation Coal Holdings	1,000,000	46,930
Mariner Energy (2)	1,274,728	23,417
Noble Energy	200,000	9,372
		172,308
Total Energy		577,792
FINANCIALS 17.1%		
Capital Markets 2.0%		
Affiliated Managers Group (2)	550,000	47,789
Investors Financial Services	751,000	33,720
Marketaxess (2)	1,000,000	11,010
Penson Worldwide (2)	550,000	9,466
Piper Jaffray (1)(2)	835,000	51,110
		153,095
Commercial Banks 6.0%		
Boston Private Financial	700,400	19,541
Cascade Bancorp	800,000	22,808
Chittenden	2,010,187	51,963
Citizens Banking	1,613,500	39,386

Frontier Financial	423,100	14,381
Glacier Bancorp	1,163,420	34,053
Pinnacle Financial Partners (1)(2)	646,300	19,667
Placer Sierra Bancshares	750,000	17,393
Preferred Bank	200,000	10,722
Prosperity Bancshares	1,100,000	36,179
Provident Bankshares	952,078	34,646
Sandy Spring Bancorp	670,000	24,160
Signature Bank (2)	600,000	19,428
Texas Capital Bancshares (2)	850,000	19,805
Valley National Bancorp	1,595,311	41,016
WestAmerica	1,190,000	58,274
		463,422
Insurance 4.5%		
Aspen Insurance Holdings	1,300,000	30,277
Assured Guaranty	1,910,000	48,457
Bristol West Holdings	1,250,000	20,000
Darwin Professional Underwriters (2)	169,000	2,985
Horace Mann Educators	1,075,000	18,221
Infinity Property & Casualty	998,900	40,955
Markel (2)	110,000	38,170
National Financial Partners	338,000	14,977
Ohio Casualty	2,495,700	74,197
PartnerRe	525,000	33,626
Selective Insurance	400,000	22,348
		344,213
Real Estate Investment Trusts (REITs) 2.9%		
DiamondRock Hospitality, REIT	912,300	13,511
EastGroup Properties, REIT	887,600	41,433
Equity Lifestyle Properties, REIT	315,000	13,807
Essex Property Trust, REIT	100,000	11,166
Glenborough Realty Trust, REIT	750,000	16,155
LaSalle Hotel Properties, REIT	495,400	22,937

Parkway Properties, REIT	399,700	18,186
PS Business Parks, REIT	600,000	35,400
Reckson Associates Realty, REIT	265,900	11,003
Washington SBI, REIT	971,300	35,647
		219,245
Thrifts & Mortgage Finance 1.7%		
First Niagara Financial	2,500,000	35,050
Harbor Florida Bancshares (1)	1,500,000	55,710
Newalliance Bancshares	3,000,000	42,930
		133,690
Total Financials		1,313,665
HEALTH CARE 13.1%		
Biotechnology 3.9%		
Alexion Pharmaceutical (2)	375,000	13,545
Alkermes (2)	938,700	17,760
Amylin Pharmaceuticals (2)	600,000	29,622
Anadys Pharmaceuticals (2)	440,000	1,285
Cephalon (2)	353,517	21,246
Cubist Pharmaceuticals (2)	947,200	23,850
CV Therapeutics (2)	104,300	1,457
Cytogen (2)	260,000	650
Cytokinetics (2)	300,000	1,887
deCode genetics (2)	596,703	3,694
Incyte Genomics (2)	1,525,000	7,015
InterMune (2)	1,250,000	20,562
Martek Biosciences (2)	700,800	20,288
Memory Pharmaceuticals (2)	366,000	395
Myogen (2)	530,700	15,390
Myriad Genetics (2)	1,000,000	25,250
Neurocrine Biosciences (2)	437,500	4,638
NPS Pharmaceuticals (2)	189,500	925
ONYX Pharmaceuticals (2)	375,000	6,311

Rigel Pharmaceuticals (2)	650,000	6,325
Senomyx (2)	600,000	8,658
Tercica (2)	250,000	1,323
Theravance (2)	229,800	5,258
Trimeris (2)	500,000	5,745
Vertex Pharmaceuticals (2)	1,500,000	55,065
		298,144
Health Care Equipment & Supplies 4.2%		
Analogic	434,500	20,252
DJO (2)	668,000	24,602
Edwards Lifesciences (2)	589,900	26,799
Greatbatch (2)	712,300	16,810
Integra LifeSciences (2)	1,251,000	48,551
Northstar Neuroscience (2)	300,000	3,114
NuVasive (2)	550,000	10,027
Nxstage Medical (2)	354,000	3,090
ResMed (2)	2,000,000	93,900
Stereotaxis (2)	350,000	3,777
Steris	1,000,100	22,862
Thoratec (2)	1,475,000	20,458
Wright Medical Group (2)	1,350,000	28,256
		322,498
Health Care Providers & Services 3.8%		
AMERIGROUP (2)	860,000	26,695
Healthspring (2)	600,000	11,250
Henry Schein (2)	1,269,400	59,319
LifePoint Hospitals (2)	1,300,000	41,769
Odyssey Healthcare (2)	235,000	4,129
Sunrise Senior Living (1)(2)	2,738,200	75,711
Symbion (2)	899,000	18,663
United Surgical Partners International (2)	1,627,500	48,939
Visicu (2)	43,000	759

VistaCare, Class A (2)	500,000	6,050
		293,284
Life Sciences Tools & Services 0.2%		
Exelixis (2)	895,000	8,995
Nektar Therapeutics (2)	175,100	3,211
		12,206
Pharmaceuticals 1.0%		
Alexza Pharmaceuticals (2)	250,000	1,833
Atherogenics (2)	950,000	12,397
Inspire Pharmaceuticals (2)	1,220,000	5,673
Medicines Company (2)	600,000	11,730
Medicis Pharmaceutical, Class A	1,200,000	28,800
Noven Pharmaceuticals (2)	986,300	17,655
		78,088
Total Health Care		1,004,220
INDUSTRIALS & BUSINESS SERVICES 17.0%		
Aerospace & Defense 1.9%		
Argon (2)	450,000	11,984
Armor Holdings (2)	1,077,300	59,068
Moog, Class A (2)	983,000	33,638
Teledyne Technologies (2)	1,350,000	44,226
		148,916
Air Freight & Logistics 1.3%		
EGL (2)	1,222,300	61,359
Pacer International	285,000	9,285
UTi Worldwide	1,102,800	27,824
		98,468
Airlines 0.1%		
Frontier Airlines (2)	710,000	5,119

Midwest Air Group (2)	555,600	2,806
		7,925
Building Products 0.1%		
Trex (2)	326,600	8,456
		8,456
Commercial Services & Supplies 4.1%		
Angelica (1)	700,000	12,278
Consolidated Graphics (1)(2)	360,000	18,742
G & K Services, Class A	962,700	33,021
Herman Miller	1,640,700	42,281
Kforce (2)	1,261,200	19,536
LECG (1)(2)	1,250,000	23,088
Multi-Color (1)	350,000	10,500
Pike Electric (2)	698,000	13,443
Resources Global Professionals (2)	1,520,000	38,030
Ritchie Bros Auctioneers	729,500	38,795
Synagro Technologies	2,300,000	9,039
Waste Connections (2)	1,050,000	38,220
West Corporation (2)	301,908	14,464
		311,437
Construction & Engineering 0.2%		
Insituform Technologies (2)	698,100	15,980
		15,980
Electrical Equipment 2.4%		
A.O. Smith	1,745,700	80,931
Baldor Electric (1)	1,793,400	56,116
Belden CDT	1,245,000	41,147
Woodward Governor	269,100	8,210
		186,404
Machinery 5.1%		
3-D Systems (2)	349,600	7,023

Accuride (2)	1,498,300	18,684
Actuant, Class A	918,260	45,867
Cascade	440,000	17,402
ESCO Technologies (2)	580,200	31,012
Graco	1,020,000	46,899
Harsco	929,600	72,472
IDEX	406,950	19,208
Lindsay Manufacturing (1)	1,062,200	28,807
RBC Bearings (1)(2)	1,036,400	23,526
Toro	1,790,000	83,593
		394,493
Road & Rail 0.9%		
Heartland Express	533,448	9,543
Knight Transportation	2,035,800	41,123
Ryder System	280,000	16,361
		67,027
Trading Companies & Distributors 0.9%		
Electro Rent (2)	564,300	9,040
H & E Equipment Services (2)	300,000	8,835
Interline Brands (2)	1,145,000	26,770
NuCo2 (1)(2)	850,000	20,434
Transdigm Group (2)	219,800	5,264
		70,343
Total Industrials & Business Services		1,309,449
INFORMATION TECHNOLOGY 17.9%		
Communications Equipment 0.5%		
ADTRAN	1,050,000	23,551
Finisar (2)	1,050,000	3,434
Packeteer (2)	477,500	5,415
Tekelec (2)	416,700	5,146
		37,546

Computers & Peripherals 0.4%		
Emulex (2)	1,050,000	17,083
Synaptics (2)	544,000	11,642
		28,725
Electronic Equipment & Instruments 2.6%		
Cogent (2)	312,000	4,702
DTS (2)	575,000	11,201
Global Imaging Systems (2)	861,400	35,559
Kemet (2)	1,845,000	17,011
Littelfuse (2)	838,801	28,838
Mercury Computer Systems (2)	483,300	7,438
Methode Electronics	1,254,700	13,187
MTS Systems	438,166	17,312
National Instruments	600,000	16,440
Newport (2)	789,600	12,728
Orbotech (2)	675,000	15,478
Plexus (2)	325,000	11,118
Scansource (2)	324,200	9,505
		200,517
Internet Software & Services 1.7%		
24/7 Media (2)	1,900,000	16,682
Bankrate (2)	475,000	17,936
CNET Networks (2)	2,600,000	20,748
Digital Insight (2)	620,000	21,260
Digital River (2)	531,400	21,463
Digitas (2)	1,000,000	11,620
Websense (2)	800,000	16,432
WebSideStory (2)	400,000	4,880
		131,021
IT Services 3.1%		
BISYS Group (2)	1,094,000	14,988
CACI International, Class A (2)	720,800	42,044

Global Payments	1,176,000	57,095
Heartland Payment Systems (2)	387,700	10,809
Iron Mountain (2)	932,737	34,866
Maximus	833,300	19,291
MPS Group (2)	2,621,800	39,484
RightNow Technologies (2)	1,284,000	21,417
		239,994
Semiconductor & Semiconductor Equipment 4.0%		
AMIS Holdings (2)	700,000	7,000
Atheros Communications (2)	364,000	6,901
ATMI (2)	298,500	7,349
Brooks-Pri Automation (2)	1,145,000	13,511
Cabot Microelectronics (2)	430,000	13,033
Conexant Systems (2)	7,300,000	18,250
Credence Systems (2)	1,450,000	5,075
Cymer (2)	830,000	38,562
Entegris (2)	3,752,372	35,760
Exar (2)	1,163,000	15,433
FEI (2)	775,000	17,577
Lattice Semiconductor (2)	2,268,800	14,021
Microsemi (2)	180,000	4,388
MKS Instruments (2)	1,201,200	24,168
PDF Solutions (1)(2)	1,400,000	17,374
Power Integrations (2)	795,000	13,897
Semtech (2)	1,764,000	25,490
Silicon Laboratories (2)	650,000	22,848
Virage Logic (2)	400,000	3,756
		304,393
Software 5.6%		
Altiris (2)	700,000	12,628
Bottomline Technologies (2)	850,000	6,919
Catapult Communications (2)	468,600	5,108
FactSet Research Systems	1,100,000	52,030

FileNet (2)	1,546,400	41,645
Hyperion Solutions (2)	750,000	20,700
Internet Security Systems (2)	901,400	16,991
Jack Henry & Associates	2,970,100	58,392
Kronos (2)	950,000	34,399
Motive (2)	851,000	2,851
NetIQ (2)	1,371,400	16,717
Open Solutions (2)	476,800	12,688
Progress Software (2)	900,000	21,069
Quest Software (2)	1,515,500	21,278
Red Hat (2)	856,700	20,047
RSA Security (2)	1,477,200	40,165
SPSS (2)	536,400	17,240
THQ (2)	1,000,000	21,600
Wind River Systems (2)	1,300,000	11,570
		434,037
Total Information Technology		1,376,233

MATERIALS 4.1%

Chemicals 2.6%

Airgas	1,620,000	60,345
Arch Chemicals (1)	1,198,100	43,191
Ferro	1,117,400	17,834
MacDermid	900,000	25,920
Material Sciences (2)	691,100	6,241
Minerals Technologies	650,400	33,821
Symyx Technologies (2)	575,000	13,886
		201,238

Containers & Packaging 0.2%

Chesapeake	710,000	11,651
Smurfit-Stone Container (2)	191,100	2,091
		13,742

Metals & Mining 1.2%		
Adrian Steel (1)	13,000	5,135
Coal Creek	9,295	2,649
Gibraltar Industries	559,800	16,234
Lihir Gold (AUD) (2)	7,971,900	17,042
Meridian Gold (2)	1,700,000	53,856
		94,916
Paper & Forest Products 0.1%		
Buckeye Technologies (2)	845,100	6,456
		6,456
Total Materials		316,352
TELECOMMUNICATION SERVICES 0.7%		
Diversified Telecommunication Services 0.6%		
Ntelos (2)	750,000	10,837
Premiere Global Services (2)	1,120,000	8,456
Time Warner Telecom, Class A (2)	1,500,000	22,275
		41,568
Wireless Telecommunication Services 0.1%		
SBA Communications (2)	400,000	10,456
		10,456
Total Telecommunication Services		52,024
TRUSTS & MUTUAL FUNDS 0.6%		
Trusts & Mutual Funds 0.6%		
iShares Russell 2000	600,000	43,140
Total Trusts & Mutual Funds		43,140
UTILITIES 1.9%		
Electric Utilities 1.1%		
Cleco	817,200	19,000

(1) Affiliated Companies

($ 000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income ‡	Value 6/30/06	Value 12/31/05
Adrian Steel	$ -	$ -	$ 26	$ 5,135	$ 4,745
Angelica	-	-	154	12,278	11,578
Arch Chemicals	-	-	479	43,191	35,823
Baldor Electric	6,067	-	560	56,116	*
Consolidated Graphics	-	15,466	-	18,742	46,957
Harbor Florida Bancshares	5,197	-	783	55,710	50,451
J. Jill Group	-	-	-	-	15,224
LECG	2,881	-	-	23,088	*
Lifeline Systems	-	-	-	-	25,461
Lindsay Manufacturing	-	-	127	28,807	20,426
Monro Muffler Brake	-	-	83	26,862	25,014
Multi-Color	9,219	-	16	10,500	*
NuCo2	23,227	-	-	20,434	-
PDF Solutions	4,786	-	-	17,374	*
Pinnacle Financial Partners	6,302	-	-	19,667	10,509
Piper Jaffray	-	7,342	-	51,110	40,097
RBC Bearings	12,882	-	-	23,526	*
Red Robin Gourmet Burgers	7,813	-	-	35,219	*
Strattec Security	-	-	-	9,494	7,704
Sunrise Senior Living	-	-	-	75,711	92,305
T. Rowe Price Reserve Investment Fund	¤	¤	15,202	520,929	637,218
Totals			$ 17,430	$ 1,053,893	$ 1,023,512

‡ Includes dividend income of $17,430 and no interest income.

* The issuer was not considered an affiliated company at December 31, 2005.

¤ Purchase and sale information not shown for cash management funds.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Small-Cap Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies. The fund has two classes of shares: the Small-Cap Stock Fund original share class, referred to in this report as the Investor Class, offered since June 1, 1956, and Small-Cap Stock Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $103,000 for the six months ended June 30, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the six months ended June 30, 2006, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $838,352,000 and $834,786,000, respectively, for the six months ended June 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2006.

At June 30, 2006, the cost of investments for federal income tax purposes was $5,701,682,000. Net unrealized gain aggregated $2,006,135,000 at period-end, of which $2,322,936,000 related to appreciated investments and $316,801,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2006, expenses incurred pursuant to these service agreements were $37,000 for Price Associates, $785,000 for T. Rowe Price Services, Inc., and $1,544,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2006, the fund was charged $100,000 for shareholder servicing costs related to the college savings plans, of which $84,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2006, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2006, the fund was allocated $689,000 of Retirement Funds’ expenses, of which $543,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2006, approximately 6% of the outstanding shares of the Investor Class were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees.

As of June 30, 2006, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 129,672 shares of the Investor class, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and the Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio (for both classes) was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Stock Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2006